Appendix A

WELLS FARGO FUNDS TRUST

ADMINISTRATION AGREEMENT

Overview of Fee Structure

The Fund Level administration fee breakpoints listed below are calculated on the total net assets of each Fund.

Fees for Funds Trust Multi-Class Funds

Multi-Class Non-Money Market/Non-Fixed Income Funds and Classes (Other than Asset Allocation Fund)	Fund-Level Admin. Fee		Class Level Admin. Fee	Total Admin. Fee
Class A, Class B, Class C and Class R	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.26%	First 5B Next 5B Over 10B	0.31% 0.30% 0.29%
Administrator Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.10%	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class and Class R4	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.08%	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.32%	First 5B Next 5B Over 10B	0.37% 0.36% 0.35%
R6 Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.03%	First 5B Next 5B Over 10B	0.08% 0.07% 0.06%
Absolute Return Fund	Fund-Level Admin. Fee		Class Level Admin. Fee	Total Admin. Fee
Class A and Class C	N/A		0.26%	0.26%
Administrator Class	N/A		0.10%	0.10%
Institutional Class	N/A		0.08%	0.08%
Asset Allocation Fund	Fund-Level Admin. Fee		Class Level Admin. Fee	Total Admin. Fee
Class A, Class B, Class C and Class R	First 5B Next 5B Over 10B	0.10% 0.08% 0.06%	0.26%	First 5B Next 5B Over 10B	0.36% 0.34% 0.32%
Administrator Class	First 5B Next 5B Over 10B	0.10% 0.08% 0.06%	0.10%	First 5B Next 5B Over 10B	0.20% 0.18% 0.16%
Institutional Class	First 5B Next 5B Over 10B	0.10% 0.08% 0.06%	0.08%	First 5B Next 5B Over 10B	0.18% 0.16% 0.14%
Multi-Class Fixed Income (Non-Money Market) Funds and Classes	Fund-Level Admin. Fee		Class Level Admin. Fee	Total Admin. Fee
Class A, Class B, Class C and Class R	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.16%	First 5B Next 5B Over 10B	0.21% 0.20% 0.19%
Administrator Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.10%	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class and Class R4	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.08%	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.19%	First 5B Next 5B Over 10B	0.24% 0.23% 0.22%
Class R6	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.03%	First 5B Next 5B Over 10B	0.08% 0.07% 0.06%
Multi-Class Money Market Funds and Classes	Fund-Level Admin. Fee		Class Level Admin. Fee	Total Admin. Fee
Class A, Class B and Class C	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.22%	First 5B Next 5B Over 10B	0.27% 0.26% 0.25%
Service Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.12%	First 5B Next 5B Over 10B	0.17% 0.16% 0.15%
Administrator Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.10%	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.08%	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.25%	First 5B Next 5B Over 10B	0.30% 0.29% 0.28%
Select Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.04%	First 5B Next 5B Over 10B	0.09% 0.08% 0.07%
Sweep Class and Daily Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.22%	First 5B Next 5B Over 10B	0.27% 0.26% 0.25%

Fees for Funds Trust Single Class Funds

Single Class Non-Money Market/Non-Fixed Income Funds	Total Admin. Fee
Retail Class	0.31% 0.30% 0.29%
Administrator Class	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class	0.38% 0.37% 0.36%
Single Class Fixed Income (Non-Money Market) Funds	Total Admin. Fee
Retail Class	0.21% 0.20% 0.19%
Administrator Class	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class	0.24% 0.23% 0.22%
Single Class Money Market Funds	Total Admin. Fee
Retail Class	First 5B Next 5B Over 10B	0.27% 0.26% 0.25%
Service Class	First 5B Next 5B Over 10B	0.17% 0.16% 0.15%
Institutional Class	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class	0.30% 0.29% 0.28%

Appendix A amended:  August 15, 2012

Schedule A to Appendix A

Administration Agreement

WELLS FARGO FUNDS TRUST

List of Funds

Funds/Classes	Total Breakpoint Administration Fees
	First 5B	Next 5B	Over 10B
Absolute Return Fund Class A Class C Administrator Class Institutional Class[1]	0.26% 0.26% 0.10% 0.08%	0.26% 0.26% 0.10% 0.08%	0.26% 0.26% 0.10% 0.08%
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.19% 0.13% 0.11%
Asia Pacific Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Asset Allocation Fund Class A Class B Class C Class R Administrator Class Institutional Class[2]	0.36% 0.36% 0.36% 0.36% 0.20% 0.18%	0.34% 0.34% 0.34% 0.34% 0.18% 0.16%	0.32% 0.32% 0.32% 0.32% 0.16% 0.14%
C&B Large Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35%
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35%
California Limited-Term Tax-Free Fund Class A Class C Administrator Class	0.21% 0.21% 0.15%	0.20% 0.20% 0.14%	0.19% 0.19% 0.13%
California Tax-Free Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
California Municipal Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.27% 0.15% 0.13% 0.17% 0.27%	0.26% 0.14% 0.12% 0.16% 0.26%	0.25% 0.13% 0.11% 0.15% 0.25%
Capital Growth Fund[3] Class A Class C Administrator Class Institutional Class Investor Class Class R4 Class R6	0.31% 0.31% 0.15% 0.13% 0.37% 0.13% 0.08%	0.30% 0.30% 0.14% 0.12% 0.36% 0.12% 0.07%	0.29% 0.29% 0.13% 0.11% 0.35% 0.11% 0.06%
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.15% 0.13% 0.09% 0.17%	0.14% 0.12% 0.08% 0.16%	0.13% 0.11% 0.07% 0.15%
Colorado Tax-Free Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
Common Stock Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35%
Conservative Allocation Fund[4] Administrator Class	0.15%	0.14%	0.13%
Disciplined U.S. Core Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Discovery Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Diversified Equity Fund Class A Class B Class C Administrator Class	0.31% 0.31% 0.31% 0.15%	0.30% 0.30% 0.30% 0.14%	0.29% 0.29% 0.29% 0.13%
Diversified Income Builder Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Diversified International Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35%
Diversified Small Cap Fund[5] Administrator Class	0.15%	0.14%	0.13%
Dow Jones Target Today Fund[6] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	0.31% 0.31% 0.31% 0.15% 0.13% 0.37% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35% 0.11%
Dow Jones Target 2010 Fund[7] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	0.31% 0.31% 0.31% 0.15% 0.13% 0.37% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35% 0.11%
Dow Jones Target 2015 Fund[8] Class A Administrator Class Institutional Class Investor Class Class R4	0.31% 0.15% 0.13% 0.37% 0.13%	0.30% 0.14% 0.12% 0.36% 0.12%	0.29% 0.13% 0.11% 0.35% 0.11%
Dow Jones Target 2020 Fund[9] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	0.31% 0.31% 0.31% 0.15% 0.13% 0.37% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35% 0.11%
Dow Jones Target 2025 Fund[10] Class A Administrator Class Institutional Class Investor Class Class R4	0.31% 0.15% 0.13% 0.37% 0.13%	0.30% 0.14% 0.12% 0.36% 0.12%	0.29% 0.13% 0.11% 0.35% 0.11%
Dow Jones Target 2030 Fund[11] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	0.31% 0.31% 0.31% 0.15% 0.13% 0.37% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35% 0.11%
Dow Jones Target 2035 Fund[12] Class A Administrator Class Institutional Class Investor Class Class R4	0.31% 0.15% 0.13% 0.37% 0.13%	0.30% 0.14% 0.12% 0.36% 0.12%	0.29% 0.13% 0.11% 0.35% 0.11%
Dow Jones Target 2040 Fund[13] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4	0.31% 0.31% 0.31% 0.15% 0.13% 0.37% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35% 0.11%
Dow Jones Target 2045 Fund[14] Class A Administrator Class Institutional Class Investor Class Class R4	0.31% 0.15% 0.13% 0.37% 0.13%	0.30% 0.14% 0.12% 0.36% 0.12%	0.29% 0.13% 0.11% 0.35% 0.11%
Dow Jones Target 2050 Fund[15] Class A Class C Administrator Class Institutional Class Investor Class Class R4	0.31% 0.31% 0.15% 0.13% 0.37% 0.13%	0.30% 0.30% 0.14% 0.12% 0.36% 0.12%	0.29% 0.29% 0.13% 0.11% 0.35% 0.11%
Dow Jones Target 2055 Fund[16] Class A Administrator Class Institutional Class Investor Class Class R4	0.31% 0.15% 0.13% 0.37% 0.13%	0.30% 0.14% 0.12% 0.36% 0.12%	0.29% 0.13% 0.11% 0.35% 0.11%
Emerging Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Emerging Markets Equity Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Emerging Markest Equity Income Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Emerging Markets Local Bond Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.13% 0.11%
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Enterprise Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35%
Equity Value Fund[17] Class A Class B Class C Class R Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.29% 0.13% 0.11%
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Government Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.27% 0.15% 0.13% 0.17% 0.27%	0.26% 0.14% 0.12% 0.16% 0.26%	0.25% 0.13% 0.11% 0.15% 0.25%
Government Securities Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.19% 0.13% 0.11% 0.22%
Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Growth Balanced Fund Class A Class B Class C Administrator Class	0.31% 0.31% 0.31% 0.15%	0.30% 0.30% 0.30% 0.14%	0.29% 0.29% 0.29% 0.13%
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.15% 0.13% 0.09% 0.17%	0.14% 0.12% 0.08% 0.16%	0.13% 0.11% 0.07% 0.15%
High Income Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.19% 0.13% 0.11% 0.22%
High Yield Bond Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
High Yield Municipal Bond Fund[18] Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.13% 0.11%
Income Plus Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.19% 0.13% 0.11% 0.22%
Index Asset Allocation Fund Class A Class B Class C Administrator Class	0.31% 0.31% 0.31% 0.15%	0.30% 0.30% 0.30% 0.14%	0.29% 0.29% 0.29% 0.13%
Index Fund Class A Class B Class C Administrator Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.37%	0.30% 0.30% 0.30% 0.14% 0.36%	0.29% 0.29% 0.29% 0.13% 0.35%
Inflation-Protected Bond Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.13% 0.11% 0.22%
International Bond Fund Class A Class B Class C Administrator Class Institutional Class Class R6[19]	0.21% 0.21% 0.21% 0.15% 0.13% 0.08%	0.20% 0.20% 0.20% 0.14% 0.12% 0.07%	0.19% 0.19% 0.19% 0.13% 0.11% 0.06%
International Equity Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.29% 0.13% 0.11%
International Value Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Intrinsic Value Fund[20] Class A Class B Class C Class R Administrator Class Institutional Class Class R4 Class R6	0.31% 0.31% 0.31% 0.31% 0.15% 0.13% 0.13% 0.08%	0.30% 0.30% 0.30% 0.30% 0.14% 0.12% 0.12% 0.07%	0.29% 0.29% 0.29% 0.29% 0.13% 0.11% 0.11% 0.06%
Instrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Large Cap Core Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Large Cap Growth Fund[21] Class A Class C Class R Administrator Class Institutional Class Investor Class Class R4 Class R6	0.31% 0.31% 0.31% 0.15% 0.13% 0.37% 0.13% 0.08%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36% 0.12% 0.07%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35% 0.11% 0.06%
Large Company Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Managed Account CoreBuilder Shares Series G22	0.00%	0.00%	0.00%
Managed Account CoreBuilder Shares Series M	0.00%	0.00%	0.00%
Minnesota Tax-Free Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
Moderate Balanced Fund Class A Class B Class C Administrator Class	0.31% 0.31% 0.31% 0.15%	0.30% 0.30% 0.30% 0.14%	0.29% 0.29% 0.29% 0.13%
Money Market Fund Class A Class B Class C Daily Class Investor Class Service Class	0.27% 0.27% 0.27% 0.27% 0.30% 0.17%	0.26% 0.26% 0.26% 0.26% 0.29% 0.16%	0.25% 0.25% 0.25% 0.25% 0.28% 0.15%
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.19% 0.13% 0.11% 0.22%
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.15% 0.13% 0.17%	0.14% 0.12% 0.16%	0.13% 0.11% 0.15%
Municipal Money Market Fund Class A Institutional Class Investor Class Service Class Sweep Class	0.23% 0.13% 0.30% 0.17% 0.27%	0.22% 0.12% 0.29% 0.16% 0.26%	0.25% 0.11% 0.28% 0.15% 0.25%
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.27% 0.15% 0.13% 0.17% 0.27%	0.26% 0.14% 0.12% 0.16% 0.26%	0.25% 0.13% 0.11% 0.15% 0.25%
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.21% 0.21% 0.13%	0.20% 0.20% 0.12%	0.19% 0.19% 0.11%
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.29% 0.13% 0.11%
Opportunity Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35%
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	0.21% 0.21% 0.21% 0.13%	0.20% 0.20% 0.20% 0.12%	0.19% 0.19% 0.19% 0.11%
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Premier Large Company Growth Fund[23] Class A Class B Class C Administrator Class Institutional Class Investor Class Class R4 Class R6	0.31% 0.31% 0.31% 0.15% 0.13% 0.37% 0.13% 0.08%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36% 0.12% 0.07%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35% 0.11% 0.06%
Prime Investment Money Market Fund[24] Institutional Class Service Class	0.13% 0.17%	0.12% 0.16%	0.11% 0.15%
Short Duration Government Bond Fund Class A Class B Class C Administrator Class Institutional Class Class R6[25]	0.21% 0.21% 0.21% 0.15% 0.13% 0.13%	0.20% 0.20% 0.20% 0.14% 0.12% 0.12%	0.19% 0.19% 0.19% 0.13% 0.11% 0.11%
Short-Term Bond Fund Class A Class C Institutional Class Investor Class	0.21% 0.21% 0.13% 0.24%	0.20% 0.20% 0.12% 0.23%	0.19% 0.19% 0.11% 0.22%
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class[26] Investor Class	0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.13% 0.11% 0.22%
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.13% 0.11% 0.22%
Small Cap Opportunities Fund Administrator Class	0.15%	0.14%	0.13%
Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.29% 0.13% 0.11% 0.35%
Small Company Growth Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Small Company Value Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Small/Mid Cap Core Fund[27] Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Small/Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Specialized Technology Fund Class A Class B Class C Administrator Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.37%	0.30% 0.30% 0.30% 0.14% 0.36%	0.29% 0.29% 0.29% 0.13% 0.35%
Special Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.37%	0.30% 0.30% 0.14% 0.12% 0.36%	0.29% 0.29% 0.13% 0.11% 0.35%
Special Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Strategic Income Fund[28] Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.13% 0.11%
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class[29]	0.21% 0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.19% 0.13% 0.11%
Total Return Bond Fund[30] Class A Class B Class C Class R Administrator Class Institutional Class Investor Class Class R4 Class R6	0.21% 0.21% 0.21% 0.21% 0.15% 0.13% 0.24% 0.13% 0.08%	0.20% 0.20% 0.20% 0.20% 0.14% 0.12% 0.23% 0.12% 0.07%	0.19% 0.19% 0.19% 0.19% 0.13% 0.11% 0.22% 0.11% 0.06%
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Treasury Plus Money Market Fund Class A Institutional Class Administrator Class Service Class Sweep Class	0.27% 0.13% 0.15% 0.17% 0.27%	0.26% 0.12% 0.14% 0.16% 0.26%	0.25% 0.11% 0.13% 0.15% 0.25%
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.13% 0.11% 0.22%
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.13% 0.11% 0.22%
WealthBuilderConservative Allocation Portfolio	0.31%	0.30%	0.29%
WealthBuilderEquity Portfolio	0.31%	0.30%	0.29%
WealthBuilderGrowth Allocation Portfolio	0.31%	0.30%	0.29%
WealthBuilderGrowth Balanced Portfolio	0.31%	0.30%	0.29%
WealthBuilderModerate Balanced Portfolio	0.31%	0.30%	0.29%
WealthBuilderTactical Equity Portfolio	0.31%	0.30%	0.29%
Wisconsin Tax-Free Fund Class A Class C Investor Class	0.21% 0.21% 0.24%	0.20% 0.20% 0.23%	0.19% 0.19% 0.22%
100% Treasury Money Market Fund Class A Administrative Class Service Class Sweep Class	0.27% 0.15% 0.17% 0.27%	0.26% 0.14% 0.16% 0.26%	0.25% 0.13% 0.15% 0.25%

Most recent annual approval by the Board of Trustees:  March 29, 2012

Schedule A to Appendix A amended:  November 7, 2012

The foregoing fee schedule is agreed to as of November 7, 2012 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By: ________________________________

         C. David Messman

         Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By: ________________________________

         Andrew Owen

   Executive Vice President

  On August 15, 2012, the Board of Trustees approved the addition of Institutional Class shares to the Absolute Return Fund.  The Institutional Class will commence operations on or about December 3, 2012.
  On August 15, 2012, the Board of Trustees approved the addition of Institutional Class shares to the Asset Allocation Fund.  The Institutional Class will commence operations on or about December 3, 2012.
  On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and R6 shares for the Capital Growth Fund.  The Class R4 and R6 will commence operations on or about December 3, 2012.
  On November 7, 2012, the Board of Trustees approved the liquidation of the Conservative Allocation Fund.  The liquidation will occur by the end of May 2013.
  On November 7, 2012 the Board of Trustees approved the reorganization of the Diversified Small Cap Fund into the Small Company Growth Fund.  Subject to shareholder approval, the reorganization will become effective in March 2013.
  On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and R6 shares for the Dow Jones Target Today Fund.  The Class R4 will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 effective in the first half of 2013.  Upon the modification and class rename, the fees for the Class R6 shares will be: 0.08% for the First 5B, 0.07% for Next 5B, and 0.06% Over 10B.
  On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and Class R6 shares for the Dow Jones Target 2010 Fund.  The Class R4 will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 effective in the first half of 2013.  Upon the modification and class rename, the fees for the Class R6 shares will be: 0.08% for the First 5B, 0.07% for Next 5B, and 0.06% Over 10B.
  On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and Class R6 shares for the Dow Jones Target 2015 Fund.  The Class R4 will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 shares effective in the first half of 2013.  Upon the modification and class rename, the fees for the R6 shares will be: 0.08% for the First 5B, 0.07% for Next 5B, and 0.06% Over 10B.  In addition, on November 7, 2012 the Board approved the issuance of Class A shares effective in the fourth quarter 2012.
  On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and Class R6 shares for the Dow Jones Target 2020 Fund.  The Class R4 will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 shares effective in the first half of 2013.  Upon the modification and class rename, the fees for the Class R6 shares will be: 0.08% for the First 5B, 0.07% for Next 5B, and 0.06% Over 10B.
  On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and Class R6 shares for the Dow Jones Target 2025 Fund.  The Class R4 will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 shares effective in the first half of 2013.  Upon the modification and class rename, the fees for the Class R6 shares will be: 0.08% for the First 5B, 0.07% for Next 5B, and 0.06% Over 10B.  In addition, on November 7, 2012 the Board approved the issuance of Class A shares effective in the fourth quarter 2012.
  On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and Class R6 shares for the Dow Jones Target 2030 Fund.  The Class R4 will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 shares effective in the first half of 2013.  Upon the modification and class rename, the fees for the Class R6 shares will be: 0.08% for the First 5B, 0.07% for Next 5B, and 0.06% Over 10B.
  On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and Class R6 shares for the Dow Jones Target 2035 Fund.  The Class R4 will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 shares effective in the first half of 2013.  Upon the modification and class rename, the fees for the Class R6 shares will be: 0.08% for the First 5B, 0.07% for Next 5B, and 0.06% Over 10B.  In addition, on November 7, 2012 the Board approved the issuance of Class A shares effective in the fourth quarter 2012.
  On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and Class R6 shares for the Dow Jones Target 2040 Fund.  The Class R4 will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 shares effective in the first half of 2013.  Upon the modification and class rename, the fees for the Class R6 shares will be: 0.08% for the First 5B, 0.07% for Next 5B, and 0.06% Over 10B.
  On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and Class R6 shares for the Dow Jones Target 2045 Fund.  The Class R4 will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 shares effective in the first half of 2013.  Upon the modification and class rename, the fees for the Class R6 shares will be: 0.08% for the First 5B, 0.07% for Next 5B, and 0.06% Over 10B.  In addition, on November 7, 2012 the Board approved the issuance of Class A shares effective in the fourth quarter 2012.
  On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and Class R6 shares and the addition of Class A and C shares for the Dow Jones Target 2050 Fund.  The Class R4, Class A and Class C will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 shares effective in the first half of 2013.  Upon the modification and class rename, the fees for the Class R6 shares will be: 0.08% for the First 5B, 0.07% for Next 5B, and 0.06% Over 10B.
  On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and Class R6 shares for the Dow Jones Target 2055 Fund.  The Class R4 will commence operations on or about December 3, 2012.  The Trustees also approved the modification and rename of the Institutional Class to Class R6 shares effective in the first half of 2013.  Upon the modification and class rename, the fees for the Class R6 shares will be: 0.08% for the First 5B, 0.07% for Next 5B, and 0.06% Over 10B.  In addition, on November 7, 2012 the Board approved the issuance of Class A shares effective in the fourth quarter 2012.
  On November 7, 2012 the Board of Trustees approved the reorganization of the Equity Value Fund into the Intrinsic Value Fund.  Subject to shareholder approval, the reorganization will become effective in March 2013.
  On November 7, 2012, the Board of Trustees approved the establishment of the High Yield Municipal Bond Fund.  The Fund will commence operations in the first quarter 2013.
  On August 15, 2012 the Board of Trustees approved the establishment of Class R6 shares for the International Bond Fund.  The Class R6 will commence operations on or about December 3, 2012.
  On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and R6 shares for the Intrinsic Value Fund.  The Class R4 and R6 will commence operations on or about December 3, 2012.  In addition, on November 7, 2012 the Board approved the issuance of Class R shares in connection with the reorganization of the Equity Value Fund into the Intrinsic Value Fund.
  On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and R6 shares for the Large Cap Growth Fund.  The Class R4 and R6 will commence operations on or about December 3, 2012.
  On November 7, 2012, the Board of Trustees approved the termination of the Managed Account CoreBuilder Shares Series G. The termination will occur by the end of May 2013.
  On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and R6 shares for the Premier Large Company Growth Fund.  The Class R4 and R6 will commence operations on or about December 3, 2012.
  On November 7, 2012, the Board of Trustees approved the reorganization of the Prime Investment Money Market Fund into the Heritage Money Market Fund.  The reorganization will become effective in March 2013.
  On August 15, 2012 the Board of Trustees approved the establishment of Class R6 shares for the Short Duration Government Bond Fund.  The Class R6 will commence operations on or about December 3, 2012.
  On August 15, 2012, the Board of Trustees approved the addition of Institutional Class shares to the Short-Term High Yield Bond Fund.  The Institutional Class will commence operations on or about December 3, 2012.
  On November 7, 2012 the Board of Trustees approved the reorganization of the Small/Mid Cap Core Fund into the Common Stock Fund.  Subject to shareholder approval, the reorganization will become effective in March 2013.
  On November 7, 2012, the Board of Trustees approved the establishment of the Strategic Income Fund.  The Fund will commence operations in the first quarter 2013.
  On August 15, 2012, the Board of Trustees approved the addition of Institutional Class shares to the Strategic Municipal Bond Fund.  The Institutional Class will commence operations on or about December 3, 2012.
  On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and R6 shares for the Total Return Bond Fund.  The Class R4 and R6 will commence operations on or about December 3, 2012.  In addition, on November 7, 2012 the Board approved the name change to the Core Bond Fund, effective December 1, 2012.